UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 18, 2025
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Indenture and Notes
On September 18, 2025, Marriott Ownership Resorts, Inc. (the “Issuer”), a wholly owned subsidiary of Marriott Vacations Worldwide Corporation (“MVW” or the “Company”), entered into an Indenture (the “Indenture”), by and among the Issuer, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with the issuance and sale by the Issuer to Wells Fargo Securities, LLC, as the representative of the several initial purchasers (the “Initial Purchasers”), and the other Initial Purchasers of $575 million aggregate principal amount of the Issuer’s 6.500% Senior Notes due 2033 (the “Notes”).
The Issuer intends to use the net proceeds from the Notes, together with cash on hand, (i) for the repayment of $575 million outstanding aggregate principal amount of the Issuer’s 0.00% Convertible Senior Notes due at or prior to maturity on January 15, 2026 (the “2026 Convertible Notes”) (provided, that during the period between the closing of the offering of the Notes and the maturity date of the 2026 Convertible Notes, the Issuer intends to use such net proceeds to repay borrowings under the Revolving Credit Facility and/or invest in cash equivalent securities) and (ii) to pay transaction expenses and fees in connection with the foregoing.
The Notes will bear interest at a rate of 6.500% per year, payable in cash semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2026. The Notes will mature on October 1, 2033.
The Notes will initially be guaranteed on a senior unsecured basis by MVW and each of MVW’s subsidiaries that guarantees the Corporate Credit Facility (as defined below), and, in the future, by each of MVW’s subsidiaries (other than receivables subsidiaries or foreign subsidiaries) that becomes a borrower or a guarantor under a credit facility or other capital markets debt securities of the Issuer or any guarantor of the Notes. “Corporate Credit Facility” means MVW’s corporate credit facility consisting of (i) a $800 million seven-year Term Loan Credit Facility, (ii) a $800 million five-year Revolving Credit Facility and (iii) a $450 million Delayed Draw Term Loan Credit Facility, the proceeds of which may only be used to finance (or reimburse cash used for) any redemption or repurchase of the 2026 Convertible Notes. In connection with the issuance of the Notes, the Delayed Draw Term Loan Credit Facility was terminated.
The Notes are senior unsecured obligations of the Issuer and the guarantors thereof, rank pari passu in right of payment with all of the Issuer’s and the guarantors’ existing and future senior indebtedness (including borrowings under the Corporate Credit Facility and the Issuer’s or Company’s outstanding senior notes and convertible notes), will be senior in right of payment to any future subordinated indebtedness of the Issuer and the guarantors, are effectively junior to all of the Issuer’s and the guarantors’ existing and future secured indebtedness (including under the Corporate Credit Facility) to the extent of the value of the collateral securing such indebtedness, and are structurally subordinated to any existing and future obligations of any of MVW’s subsidiaries that do not guarantee the Notes.
Prior to October 1, 2028, the Issuer may, at its option, redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount, plus a “make-whole” premium, plus accrued and unpaid interest, if any, on the Notes redeemed to, but not including, the date of redemption. Additionally, prior to October 1, 2028, the Issuer may, at its option, redeem up to 40% of the original aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 106.500% of the principal amount of the Notes, together with accrued and unpaid interest, if any, on the Notes redeemed to, but not including, the date of redemption. On or after October 1, 2028, the Issuer may, at its option, redeem the Notes, in whole or in part, at the redemption prices (expressed as a percentage of the principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed, to, but not including, the applicable redemption date if redeemed during the twelve-month period commencing on October 1 of the years indicated below:

Year	Price
2028	103.250%
2029	101.625%
2030 and thereafter	100.000%
If MVW experiences a “Change of Control Triggering Event” (as defined in the Indenture) or sells certain of its assets, MVW may be required to repurchase the Notes at the prices set forth in the Indenture, subject to certain conditions.

The Indenture contains certain covenants, which among other things, limit the ability of MVW and its restricted subsidiaries to (i) incur additional indebtedness; (ii) pay dividends or make other restricted payments; (iii) make loans and investments; (iv) incur liens; (v) sell assets; (vi) enter into affiliate transactions; (vii) enter into certain sale and leaseback transactions; (viii) enter into agreements restricting MVW’s subsidiaries’ ability to pay dividends; and (ix) merge, consolidate or amalgamate or sell all or substantially all of its property. These covenants are subject to a number of important exceptions and qualifications. The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, failure to comply with other covenants or agreements in the Notes or the Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.
The offer and sale of the Notes and the related guarantees were made in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to an exemption from registration provided by Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States in offshore transactions to non-U.S. persons in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.
The foregoing description of the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture and the form of Note, copies of which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements included in this Current Report and information incorporated by reference herein constitute “forward-looking statements” within the meaning of federal securities laws, including the use of the net proceeds from the Notes.
Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. The Company cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that the Company may not be able to predict or assess, such as: uncertainty in the current global macroeconomic environment created by rapid governmental policy and regulatory changes, including those affecting international trade; a future health crisis and responses to a health crisis, including possible quarantines or other government imposed travel or health-related restrictions and the effects of a health crisis, including the short and longer-term impact on consumer confidence and demand for travel and the pace of recovery following a health crisis; variations in demand for vacation ownership and exchange products and services; failure of vendors and other third parties to timely comply with their contractual obligations; worker absenteeism; price inflation; difficulties associated with implementing new or maintaining existing technology; the ability to use artificial intelligence (“AI”)

technologies successfully and potential business, compliance, or reputational risks associated with the use of AI technologies; changes in privacy laws; the impact of a future banking crisis; impacts from natural or man-made disasters and wildfires, including the Maui and Los Angeles area wildfires; delinquency and default rates; global supply chain disruptions; volatility in the international and national economy and credit markets, including as a result of the ongoing conflicts between Russia and Ukraine, Israel and Gaza, Israel and Iran, and elsewhere in the world and related sanctions and other measures; the Company’s ability to attract and retain its global workforce; competitive conditions; the availability of capital to finance growth; the impact of changes in interest rates; the effects of steps the Company has taken and may continue to take to reduce operating costs and accelerate growth and profitability; political or social strife; and other matters referred to under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and which may be updated in its future periodic filings with the U.S. Securities and Exchange Commission, any of which could cause actual results to differ materially from those expressed or implied herein. There may be other risks and uncertainties that the Company cannot predict at this time or that the Company currently does not expect will have a material adverse effect on its financial position, results of operations or cash flows. The Company does not have any intention or obligation to update or revise any forward-looking statement after the date of this Current Report, whether as a result of new information, future events, or otherwise, except as required by law.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
4.1
Indenture, dated as of September 18, 2025, by and among Marriott Ownership Resorts, Inc., Marriott Vacations Worldwide Corporation, as guarantor, the other guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 6.500% Senior Notes due 2033 (included as Exhibit A to Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

Dated: September 18, 2025	By:	/s/ Jason P. Marino
	Name:	Jason P. Marino
	Title:	Executive Vice President and Chief Financial Officer

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